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                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )
                                            -----
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  For Use  of the  Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive  Proxy Statement
[X] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Wayne Bancorp, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                 Lori M. Beresford, Muldoon, Murphy & Faucette
            ------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
            ....................................................................
      2)    Aggregate number of securities to which transaction applies:
            ....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      4)    Proposed maximum aggregate value of transaction:
            ....................................................................

      5)    Total fee paid:

            ....................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ...........................
      2)    Form, Schedule or Registration Statement No.:
            ...........................
      3)    Filing Party:
            ...........................
      4)    Date Filed:
            ...........................


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                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470
                                 (201) 305-5500


Dear Participant:

      As you may know, in connection with the conversion of Wayne Savings Bank, FSB (the "Bank") from the mutual to the stock form of organization in June 1996, and the formation of Wayne Bancorp, Inc. (the "Company") as the parent holding company for the Bank, shares of common stock of the Company were acquired by participants through the Bank's 401(k) Plan. As a participant in the 401(k) Plan, you may direct the voting of the shares of the Company's common stock held by the 401(k) Plan Trust allocated to your account.

      We, the Board of Directors, are forwarding to you the attached Proxy Statement, and the Vote Authorization Form, provided for the purpose of conveying your voting instructions to the 401(k) Plan Trustee.

      First Bankers Trust, NA (the "401(k) Plan Trustee") has been appointed as an unrelated corporate trustee for the 401(k) Plan. The 401(k) Plan Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust in accordance with instructions of the participants.

      At this time, in order to direct the voting of shares allocated to your account under the 401(k) Plan, you must fill out and sign the enclosed Vote Authorization Form and return it to the 401(k) Plan Trustee in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer, other employee or director of the Company. Your shares will be tallied by an independent source and then the 401(k) Plan Trustee will vote the number of shares in the 401(k) Plan Trust for which it has received voting instructions.

                                          Sincerely,



                                          The Board of Directors


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NAME
     -------------------------------


                             VOTE AUTHORIZATION FORM
                             -----------------------

     I, hereby instruct the Wayne Savings Bank, FSB 401(k) Plan ("401(k)") Trustee to vote all shares attributable to me as follows:

     1. The approval of the Wayne Bancorp, Inc. 1996 Stock-Based Incentive Plan.

            FOR                     AGAINST                       ABSTAIN
            ---                     -------                       -------

            |_|                       |_|                            |_|


     I understand that my voting instructions are solicited on behalf of the 401(k) Plan Trustee for the Special Stockholders Meeting to be held on January 30, 1996, or any adjournments thereof. I understand that if I sign this form without indicating specific instructions, my shares will be voted FOR the listed proposal and FOR other matters as recommended by the Board of Directors.


----------------------                    ---------------------------------
      Date                                      Signature


      Please date, sign and return this form in the enclosed envelope.



                      THE BOARD OF DIRECTORS RECOMMENDS
                           A "FOR" VOTE THE PROPOSAL


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                              WAYNE BANCORP, INC.
                             1195 HAMBURG TURNPIKE
                            WAYNE, NEW JERSEY 07470
                                 (201) 305-5500


Dear Employee:

      As you may know, in connection with the conversion of Wayne Savings Bank, FSB (the "Bank") from the mutual to the stock form of organization in June 1996, and the formation of Wayne Bancorp Inc. (the "Company") as the parent holding company for the Bank, 178,511 shares of common stock of the Company were acquired by the Bank's Employee Stock Ownership Plan and Trust ("ESOP") for the benefit of the employees of the Bank. As a participant in the ESOP, you may direct the voting of the shares of the Company's common stock held by the ESOP Trust allocated to your account.

      We, the Board of Directors, are forwarding to you the attached Proxy Statement, and the Vote Authorization Form, provided for the purpose of conveying your voting instructions to the ESOP Trustee.

      First Bankers Trust, NA (the "ESOP Trustee") has been appointed as an unrelated corporate trustee for the ESOP. The ESOP Trustee will vote those shares of the Company's common stock held in the ESOP Trust allocated to participants in accordance with instructions of the participants.

      As of the Record Date, December 2, 1996, no shares of Common Stock in the ESOP had been allocated to participating employees. Each participant, however, will be deemed to have one share of Common stock in the ESOP allocated to him or her for the sole purpose of providing the Trustee with voting instructions for shares held in the ESOP Trust. These shares will be voted proportionately to such participants' voting instructions.

      At this time, in order to direct the voting of shares allocated to your account under the ESOP, you must fill out and sign the enclosed Vote
Authorization Form and return it to the ESOP Trustee in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer, other employee or director of the Company. Your shares will be tallied by an independent source and then the ESOP Trustee will vote the number of shares in the ESOP Trust for which it has received voting instructions.

                                                    Sincerely,



                                                    The Board of Directors

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NAME
     -----------------------------



                            VOTE AUTHORIZATION FORM
                            -----------------------

      I, the undersigned, understand that the ESOP Trustee is the holder of record and custodian of all shares allocated to me of Wayne Bancorp, Inc. (the "Company") common stock under the Wayne Savings Bank, FSB Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders on January 30, 1996, or any adjournments thereof.

      Accordingly, you are to vote all shares allocated to me as follows:


      1.    The approval of the Wayne Bancorp, Inc. 1996 Incentive Plan.

            FOR                    AGAINST                        ABSTAIN
            ---                    -------                        -------

            |_|                     |_|                             |_|


      The ESOP Trustee is hereby authorized to vote any shares allocated to me in his or her trust capacity as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposal and FOR other matters as recommended by the Board of Directors.


      ---------------------                    ---------------------------------
            Date                               Signature


      Please date, sign and return this form in the enclosed envelope.


                THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE
                                 THE PROPOSAL